TRANSAMERICA IDEX MUTUAL FUNDS

TA IDEX Great Companies – TechnologySM

TA IDEX Templeton Great Companies Global

Supplement dated October 27, 2006 to the currently effective Statement of Additional Information,

as previously supplemented

The following information supplements, amends and replaces the information in the Statement of Additional Information regarding TA IDEX Great Companies – TechnologySM and TA IDEX Templeton Great Companies Global (each, a “fund” and together, the “funds”):

At a meeting of shareholders held on October 18, 2006, the shareholders of each fund approved investment sub-advisory agreements between Transamerica Fund Advisors, Inc. (“TFAI”), the funds’ investment adviser, and Transamerica Investment Management, LLC (“TIM”). Effective October 27, 2006, TIM will replace, on a permanent basis, Great Companies, LLC (“Great Companies”) as the investment sub-adviser of TA IDEX Great Companies – TechnologySM, and as the co-investment sub-adviser of the portion of TA IDEX Templeton Great Companies Global’s portfolio that Great Companies managed. TIM has served as investment sub-adviser/co-investment sub-adviser to the funds on an interim basis since August 1, 2006. Effective upon the permanent appointment of TIM, all references to “Great Companies” as the funds’ current investment sub-adviser in the Statement of Additional Information are permanently replaced with references to “TIM,” which is located at 1150 South Olive Street, Suite 2700 Los Angeles, California.

TA IDEX Transamerica Science & Technology: The name of “TA IDEX Great Companies – TechnologySM” is changed to “TA IDEX Transamerica Science & Technology,” effective October 27, 2006.

The fund’s sub-advisory fees will remain unchanged: TIM will receive monthly compensation from TFAI at the annual rate (expressed as a percentage of the fund’s average daily net assets) of: 0.35% of the first $250 million of assets; 0.30% of assets over $250 million up to $500 million; and 0.25% of assets over $500 million.

TA IDEX Templeton Transamerica Global: The name of “TA IDEX Templeton Great Companies Global” is changed to “TA IDEX Templeton Transamerica Global,” effective October 27, 2006.

TIM manages the domestic equity component of the fund’s portfolio. Templeton Investment Counsel, LLC (“Templeton”) will continue to manage the international equity portion of the fund’s portfolio, which will not be affected by the change.

The fund’s sub-advisory fees will remain unchanged: TIM will receive monthly compensation from TFAI at the annual rate (expressed as a percentage of the fund’s average daily net assets) of: 0.35% of the first $500 million of assets and 0.30% of the assets over $500 million, less any amount paid to Templeton for Templeton’s co-investment sub-advisory services to the fund. Templeton receives sub-advisory fee based on the amount of the average daily assets that it manages: 0.40% of the first $500 million of assets that it manages; 0.375% of assets it manages over $500 million up to $1.5 billion; and 0.35% of assets it manages over $1.5 billion.

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TA IDEX Great Companies – AmericaSM

The following information supplements, amends and replaces the information in the Statement of Additional Information regarding TA IDEX Great Companies – AmericaSM (the “fund”):

On October 18, 2006, the shareholders of TA IDEX Great Companies – AmericaSM approved the reorganization of the fund into TA IDEX Transamerica Equity (the “acquiring fund”), a comparable TA

IDEX fund, which is currently sub-advised by Transamerica Investment Management, LLC. The reorganization will take place on or about the close of business on October 27, 2006. Under the terms of the reorganization agreement, all shareholders of the fund become shareholders of the acquiring fund, and the fund will be liquidated shortly after the reorganization is consummated. Consequently, effective on or about the close of business on October 27, 2006, shares of the fund are no longer offered in this Statement of Additional Information, and all references to the fund are hereby deleted from the Statement of Additional Information.

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TA IDEX Janus Growth

The following information supplements, amends and replaces the information in the Statement of Additional Information regarding TA IDEX Janus Growth (the “fund”):

On October 18, 2006, the shareholders of TA IDEX Janus Growth approved the reorganization of the fund into TA IDEX Transamerica Equity (the “acquiring fund”), a comparable TA IDEX fund, which is currently sub-advised by Transamerica Investment Management, LLC. The reorganization will take place on or about the close of business on October 27, 2006. Under the terms of the reorganization agreement, all shareholders of the fund become shareholders of the acquiring fund, and the fund will be liquidated shortly after the reorganization is consummated. Consequently, effective on the close of business on or about October 27, 2006, shares of the fund are no longer offered in this Statement of Additional Information, and all references to the fund are hereby deleted from the Statement of Additional Information.

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Investors Should Retain This Supplement for Future Use